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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                  FORM 8-K

     Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) September 4, 1998.

                           Commission File Number

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                                 CYMER, INC.

           (Exact Name of Registrant as Specified in its Charter)

        NEVADA
 (State of incorporation)                                  (I.R.S. Employer
                                                         Identification Number)



16275 TECHNOLOGY DRIVE, SAN DIEGO, CALIFORNIA              92127
 (address of principal executive offices)                (zip code)

  Registrant's telephone number, including area code: (619) 451-7300

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                                     N/A

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     (Former name, former address and former fiscal year, if changed since last report)

     This document consists of 3 pages, excluding exhibits, of which this is page 1.

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ITEM 5.  OTHER EVENTS

     The information which is set forth in the Registrant's News Releases dated September 4, 1998 regarding a shareholder lawsuit, and September 11, 1998 regarding a workforce reduction, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Text of Press Release dated September 4, 1998.
          99.2 Text of Press Release dated September 11, 1998.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 18, 1998               CYMER, INC.
                                        Registrant

                                        /s/ WILLIAM A. ANGUS, III
                                        ----------------------------------------
                                        William A. Angus, III, Senior Vice
                                        President, Chief Financial Officer
                                        and Secretary


                                       -3-

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                                INDEX TO EXHIBITS

EXHIBIT                       Description
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99.1                          Text of Press Release dated September 4, 1998

99.2                          Text of Press Release dated September 11, 1998